This presentation contains “forward-looking statements” - that is, statements related to future, not past, events. In this context, forward-looking statements may address our expected future business, operations, business plans and financial performance, and are signaled by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “may,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and actual results could vary materially. For us, particular uncertainties which could adversely or positively affect our future business, operations, business plans and financial performance include whether the Company will continue as a going concern and successfully raise proceeds from financing activities sufficient to fund future operations, and the risks associated with identifying and negotiating strategic arrangements with other companies. A more extensive set of risks is set forth in Vyteris Holdings (Nevada), Inc. SEC filings including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2005, and its subsequent Quarterly Reports filed on Form 10-Q. The company undertakes no obligation to update the results of these forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

the smart patch

by vyteris

The future of drug delivery... today!

the smart patch

by vyteris

The future of drug delivery . . . *today!*

Introducing the **smart patch** by vyteris

Delivery On Demand

Precise Control


vyteris

Programmed Dosing Schedules

Personalized Dosing

Optimized Drug Delivery

vyteris

Vyteris Cornerstones

- Vyteris is *The Leader in smart patch Drug Delivery*
- Laser Focused Business Strategy:
  - *High Probability* – Big Demand from Big Pharma
  - *Low Risk* –
    - Vyteris - FDA Approved delivery system
    - Vyteris technology applied to FDA Approved Products
  - *High Return* – Superior valuation multiples
- The New Management: *proven record of delivering results and increasing shareholder value*



The Future of Drug Delivery

Oral



Weaknesses

- Side Effects
- Intestinal Bleeding
- Upset Stomach
- Liver Toxicity
- Diet and Meal Impact
- No Biotech Proteins Delivery
- Patient Simply Forget to Take

Injections/IV



Weaknesses

- Painful
- "Needle Fear Phobia"
- Inconvenient
- High Associated Delivery Costs
- Not for every patient

The New.. Standard of Care



the smart patch
by vyteris

- **Safe:** Reduces stomach/GI Upset
  - No liver toxicity
- **Efficient:** Directly to blood stream
  - Fast absorption
  - No "Over Drug"
- **Versatile:** Ideal for complex delivery of many drugs, including Biotech proteins
- **Patient Friendly:** No pain, very convenient, no doses to remember

vyteris

Vyteris' Proprietary Technology


1

Vyteris' revolutionary active transdermal drug delivery system brings a high level of precision, control, and customization to drug delivery. This cutting-edge technology is based on a process called iontophoresis.


2

Most drug molecules are positively charged. Vyteris' patented technology works by applying a positive charge to the drug-holding reservoir of the transdermal drug delivery system.


3

As like-poles of two magnets repel, like-charges repel, forcing the drug molecules out of the reservoir and into the skin.

By controlling the intensity and duration of the positive charge applied, the drug can be delivered topically.


4

Or the drug can be delivered systemically: the molecules can be pushed deeper into the skin, where they enter the body's circulatory system directly.

This transdermal form of systemic delivery has advantages over taking drugs orally. First-pass metabolism Δ processing by the stomach and liver Δ is avoided, increasing drug delivery efficiency and avoiding gastrointestinal side effects.


PLASMA LEVELS
TIME
5

The timing of drug delivery can also be precisely controlled. The drug delivery profile can be accurately programmed to mimic that of intravenous infusion, or to release the drug for rapid onset.


PLASMA LEVELS
TIME
6

The drug can be released at regularly timed intervals, or even as a bolus on demand. In fact, Vyteris' revolutionary and proprietary active transdermal drug delivery system can be programmed to meet the needs of the given medical situation.

vyteris

Smooth Path to Market Leadership

- **Dumb Patches are prevalent**
  - FDA path is clear — 25 years of FDA comfort.
  - Over 35 patches approved to date
- **Vyteris smart patch – 1st FDA approval**
- **Vyteris smart patch products are filed under 505(b)(2) – FastTrack**
- **Big Pharma follows Vyteris lead**
  - FDA approval of J&J's IONSYS/fentanyl (protecting $2 billion sales)

APPROVED



IP Leader

151 Patents

- Classes of molecules
- Manufacturing process innovations
- Comfort, stability, and ease of use.


The United States
BUNDESREPUBLIK DEUTSCHLAND
URKUNDE
Patents
The United States of America
United States Patent

vyteris **A New Vision**

Shareholder Value

Commercial Success

Pharma Experien

Sales and Marketing

Vision

Shareholder

vyteris

Commercialization Strategy

the smart patch by vyteris + FDA-Approved Molecules

FastTrack — Propriety — Standard of Care

1) Develop & Market Our Own Brands

2) Partner with Pharma

vyteris

Focusing on the Most Promise


FDA APPROVED DRUGS
220
Potential for smart patch
85
Iontophoretic Therapeutic Benefit
16
Off-Patent within 8 Years
1. Needle Pain
2. Migraine Pain
4
3. NSAIDS
4. Fertility Hormone

vyteris

Vyteris: Own Brands

- High-probability market "sweet spots"
  - FDA approved target drugs performance optimized by smart patch delivery
  - Marketplace dynamics favor Vyteris "wins"
- Management knows how to market/sell Pharmaceuticals
- Low development costs – high revenue/margin upsides
- Fast Track Approvals [505 (b) (2)]
- We are in control of our own destiny



vyteris

Needle-Stick Pain



Play Video

Leading Opinion Leader in Pain Management
Dr. William T. Zempsky, MD
Pain Relief Program
Connecticut Children's Medical Center



Play Video

Hospital Administrator
LidoSite® Hospital Champion
Amy Perkins, RN
North Colorado Medical Center



vyteris

Needle-Stick Pain

Venipuncture Sweet Spot

Venipuncture Market Potential
900,000 Daily Venipunctures

Physician Offices
560,000 Daily Venipunctures

Commercial Labs
360,000 Daily Venipunctures

Immediate Lidosite Market Opportunity
10% of Total Daily Venipuncture
100,000 LidoSIte Applications Per Day

Arthritis-Pain (RA)

Arthritis- Pain (RA) market

- **Extremely Large Market**:
  - 1 million Arthritis candidates for TNF blocker (Enbrel, Humira, Remicade)
  - TNF Blockers 1 to 3 injections per week
  - **200,000 RX's per month**
- **Extremely Small Target**: Rheumatologists, physician audience with 3,180.



Enbrel etanercept

HUMIRA (adalimumab)



20 million needle sticks per year

Enbrel® (etanercept) is a trademark of Immunex Corporation
Humira™ is a trademark of Abbott Laboratories

Migraine Pain



- **Significant Market Opportunity**
  - $3 Billion Market
  - 28 Million migraine sufferers in US
  - 50% of migraine sufferers are not diagnosed or are unsatisfied with treatment
- **Opportunity to become Standard of Care**
  - Market Dynamics . . . Point to Vyteris Success
  - Imitrex patent expires 2006/2008 ($1.3 Billion)
  - Zomig patent expires 2012 ($400 Million)
- **Vyteris Phase I results – Extremely Positive**
  - Vyteris smart patch Approved NDA expected late 2011

IMITREX SUMATRIPTAN SUCCINATE

Zomig ZOLMITRIPTAN

Imitrex® is a registered trademark of GalxoSmithKline
Zomig® is a registered trademark of the AstraZeneca group of companies

Phase 1 Triptan Study – Migraine



Concentration Zolmitriptan (mg/mL)
10
9
8
7
6
5
4
3
2
1
0
0
60
120
180
Time (minutes)
Average (Zomig Oral)
Average (Smart Patch Delivery)

- Faster Onset (15 minutes compared to 45 minutes for oral)
- Sustain maintenance avoid rebound / recurrence

vyteris

Commercialization Strategy

the smart patch by vyteris + FDA-Approved Molecules

Quickly Commerciable smart patch Systems

1) Develop & Market Our Own Brands

2) Partner with Pharma

vyteris

Partner with Big Pharma

Pharma Demand… Ensuring High Probability



Pharma Industry Blockbusters in trouble



Patent Loss/Generics Kill
Pharma Earning/Market Cap



Pharma Pipeline - DRY

Loss of Patent… Pharma Commercial Suicide

A branded product can expect to concede 70% of its market share to generics in a mere four weeks. (IMS 2004)


Price Index
100
70%
10%
-70% MS
First 30 Days
Day 1
Patent Expiration
1 Year
Patent Expiration

GSK admitted 40% of Paxil sales ($3 billion) were lost within weeks of the launch of generic competition

AstraZeneca's blockbuster stomach ulcer drug Prilosec saw sales drop by 70% in 2003. The company lost $2.6 billion in sales to generic competition.


Mevacor
- $3 Billion
Paxil
- $2.1 Billion
Prilosec
- $2.6 Billion

Partner with Big Pharma

smart patch: Commercial Transformation

A branded product can expect to concede 70% of its market share to generics in a mere four weeks. (IMS 2004)



Price Index
100
70%
10%
-70% MS
First 30 Days
Day 1
Patent Expiration
1 Year
Patent Expiration

smart patch - Commerical Transformation of Patented Drug and Molecules



Sales / Market Share
Time

Pain Management

- US market for oral NSAID products (aspirin, Motrin, Advil) approx **$6 billion** in 2004
- This is a 50% decline from 2004 ($ 3.0 billion) due to the withdrawal of the Cox-2 products Vioxx and Bextra and the sharp decline of prescribing for the only Cox-2 left, Celebrex
- **$3.0 billion – Immediate Market Opportunity due to Cox-2 withdrawals**

2004 NSAID Market
$6.6 Billion


$5.1B
COX-2
$1.5B
NSAIDS

2005 NSAID Market
$3.6 Billion


$2.1B
COX-2
$1.5B
NSAIDS
$3.0B Vacated Market
Immediate Opportunity

NSAID's (Aspirin, Motrin, Advil)
Patient Safety record has been challenged

- 16,500 Patient Deaths/Year attributed to NSAID's Side Effects
- Over 100,000 Patients Hospitalized from NSAID GI Side Effects
- 15th Leading Cause of Death (> than HIV/AIDS)



vyteris

Partnering with Pharma: Pain Management



the smart patch by vyteris: The NSAID Standard of Care



- Virtually Eliminates GI Upset
- Precise Amount of Drug Delivered
- Drug Delivery only when needed

vyteris

Ferring: Peptide


latch
mute button
patch connector
patch
controller
vyteris
vyteris

* conceptual drawing

New Standard of Care in Infertility Treatment

Quintessential application of smart patch technology

- Estimated Phase I trials QII/III 2007
- Estimated Phase II trials to begin QIV 2007



Vyteris . . . . Peptide Delivery . . .
Unprecedented Breakthrough in Biotechnology

Opening the door to biotech

- New biotech drugs mostly peptide molecules
- Currently all peptides have to be injected – since oral delivery is not possible at the present time
- Vyteris completed Phase 1 work with a FDA approved peptide to treat female infertility
- smart patch set to deliver first non-injected peptide



Play Video

vyteris

the next generation of the smart

the next generation of the smarter patch
by vyteris

Adjust delivery to blood levels

Micro-Sized

Capture real-time compliance data



Alternative Power Sources

Tritrate-able Dosing "On the Fly"

Personalized Data to the Patient

Optimize drug delivery

Wireless Communication to MD and Pharmacy

vyteris

Estimated Vyteris Opportunities



$565 Million
Peptide
$15 Million
Migraine
$150 Million
NSAID
$300
Million
500
400
300
$250 Million
NSAID
$150
Million
200
$100 Million
Arthritis(RA)
$50 Million
Arthritis(RA)
$50 Million
Arthritis(RA)
$50 Million
100
$45 Million
$10 Million
Venipuncture
$50 Million
Venipuncture
$50 Million
Venipuncture
$50 Million
0
2007
2008
2009
2010
2011

vyteris

Reducing Cost of Goods




COST OF GOODS

Present COGS

PMK 150:

- $5.50 per patch
- Output: 5m

2008 COGS

PMK 300 (Q1 2008)

- $1.50 - 2.50 per patch (estimated
- Output:12 -15m

PMK 300 – Built, fully paid for – ready for FAT and delivery (FDA same campus GMP)

vyteris

Comp Evaluations

Company	2005 Revenue	Market Cap	Revenue Multiples
noven	$53 M	$ 493M	9.3X
Average Drug Delivery Co's (12)			13.4x 2006(e)

vyteris

New Management Team



Timothy J. McIntyre. President & CEO
- Proven leader with Extensive Healthcare/Pharma experience
- High growth private and public companies.
- Chief Operating Officer, Boron LePore;
- President of Medical News Network
- Group President for VNU/Information Services.



Joseph Lazarich. VP, Marketing
- Seasoned executive with successful track record in Pharmaceutical marketing.
- Sales and marketing at Schering Plough
- Senior management positions with Falk Communications, Healthworld, PDI, and NATREL Communications.



Ash Sharma, Ph.D. SVP, Product and Process Development
- Extensive design and development experience in drug delivery and diagnostics.
- Former Program Manager for integrated drug delivery systems for Becton Dickinson.
- Manager of BD's Intelligent Systems Development program.
- Instrumental in the technical development of smart patch.
- Member of the Institutional Review Board at the New Jersey Institute of Technology.
- Sits on the Industrial Advisory Board of the New Jersey Center for Biomaterials.



Patrick McKiernan, C.P.A. VP Operations/Principal Accounting Officer
- Experienced management consultant providing financial and operational analysis for technology and start-up companies.
- Former Corporate Controller for EpiGenesis Pharmaceuticals, Inc.
- Co-founded Zerbo, McKiernan and Zambito, LLC, a accounting and management consulting firm, that serviced SEC and private companies.



Joseph N. Himy, CPA. Corporate Controller
- Solid experience in corporate financial management.
- Manager of Financial Reporting at LeCroy Corporation
- Audit Manager at Deloitte and Touch, LLP.

vyteris

Vyteris Cornerstones

- ✓ Vyteris is *The Leader in smart patch Drug Delivery*
- ✓ Laser Focused Business Strategy:
  - *High Probability* – Big Demand from Big Pharma
  - *Low Risk* –
    - Vyteris - FDA Approved delivery system
    - Vyteris technology applied to FDA Approved Products
  - *High Return* – Superior valuation multiples
- ✓ The New Management: *proven record of delivering results and increasing shareholder value*



the smart patch
by vyteris

Thank You

Vyteris, Inc.
13-01 Pollitt Drive
Fair Lawn, NJ 07410
201-703-2299
http://www.vyteris.com

V061114p